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                                                                    EXHIBIT 99.8





Contact:  John P. Saldarelli
          Secretary and Treasurer
          (914) 242-7700




                              FOR IMMEDIATE RELEASE



                       AMERICAN REAL ESTATE PARTNERS, L.P.
                          COMMENTS ON TRADING ACTIVITY



Mount Kisco, New York, November 19, 2003 - American Real Estate Partners, L.P. (NYSE:ACP) was contacted today by the New York Stock Exchange regarding the recent increase in price and volume of the Company's Depositary Units.

Management is not aware of any recent developments not contained in the Company's filings with the Securities and Exchange Commission.

American Real Estate Partners, L.P. is a master limited partnership.


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